                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a party other than the Registrant [_]

                           Check the appropriate box:


[_]      Preliminary Proxy Statement         [_]   Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Under Rule 14a-12


                           RITA Medical Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.


[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:
                ________________________________________________________________

        (2)     Aggregate number of securities to which transactions applies:
                ________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:
                ________________________________________________________________

        (5)     Total fee paid:
                ________________________________________________________________

[_]     Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)     Amount previously paid:
                ________________________________________________________________

        (2)     Form, Schedule or Registration Statement No.:
                ________________________________________________________________

        (3)     Filing Party:
                ________________________________________________________________

        (4)     Date Filed:
                ________________________________________________________________

                           RITA Medical Systems, Inc.

                             967 N. Shoreline Blvd.
                         Mountain View, California 94043

                                -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 30, 2002

                                -----------------

     On Thursday, May 30, 2002, RITA Medical Systems, Inc., a Delaware corporation (the "Company"), will hold its Annual Meeting of Stockholders at Venture Law Group, located at 2775 Sand Hill Road, Menlo Park, California 94025. The Meeting will begin at 9:00 a.m. local time.

     Only stockholders who owned stock at the close of business on April 1, 2002 can vote at the Meeting or any adjournment that may take place. At the Meeting we will:

     . Elect two (2) Class II directors to serve until the annual meeting of the Company's stockholders for the year ending December 31, 2005;

     . Ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year; and

     .    Transact any other business properly brought before the Meeting.

     You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

     Our Board of Directors recommends that you vote in favor of each of the two proposals outlined in this Proxy Statement.

     We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

     At the Meeting, we will also report on our business results and other matters of interest to stockholders.

                                  By Order of the Board of Directors,




                                  /s/ Donald Stewart
                                  -----------------------------------
                                  Donald Stewart, Chief Financial
                                  Officer and Vice President,
                                  Finance and Administration

Mountain View, California
May 3, 2002

                           RITA Medical Systems, Inc.

                             967 N. Shoreline Blvd.
                         Mountain View, California 94043

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                                     FOR THE
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                  May 30, 2002

     Our Board of Directors is soliciting proxies for the 2002 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully.

     The Board set April 1, 2002 as the record date for the Meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the Meeting, with each share entitled to one vote. 14,744,160 shares of common stock were outstanding on the record date.

     Voting materials, which include this Proxy Statement, a proxy card and the 2001 Annual Report, will be mailed to stockholders on or about May 3, 2002.

     In this Proxy Statement:

     .    "We," "us," "our" and the "Company" refer to RITA Medical Systems,
          Inc.

     .    "Annual Meeting" or "Meeting" means our 2002 Annual Meeting of
          Stockholders

     .    "Board of Directors" or "Board" means our Board of Directors

     .    "SEC" means the Securities and Exchange Commission

     We have summarized below important information with respect to the Annual Meeting.

Time And Place Of The Annual Meeting

     The Annual Meeting is being held on Thursday, May 30, 2002 at 9:00 a.m. local time at Venture Law Group, located at 2775 Sand Hill Road, Menlo Park, California 94025.

     All stockholders who owned shares of our stock as of April 1, 2002, the record date, may attend the Annual Meeting.

Purpose Of The Proxy Statement And Proxy Card

     You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 1, 2002, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Barry Cheskin and Donald Stewart as your representatives at the Meeting. Barry Cheskin and Donald Stewart will vote your shares, as you have instructed them on the proxy card, at the Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Meeting it is a good idea to complete, sign and return your proxy card in advance of the Meeting just in case your plans change.

Proposals To Be Voted On At This Year's Annual Meeting

     You are being asked to vote on:

     .    The election of directors to serve on our Board of Directors.

     . The ratification of our appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

     The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

     You may vote by mail

     To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

     You may vote in person at the Meeting.

     We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in "street name" and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

     You may change your mind after you have returned your proxy.

     If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the Meeting. You may do this by:

     .    signing another proxy with a later date, or

     .    voting in person at the Annual Meeting.

Multiple Proxy Cards

     If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

     Shares are counted as present at the Meeting if the stockholder either:

     .    is present and votes in person at the Meeting, or

     .    has properly submitted a proxy card.

     A majority of our outstanding shares as of the record date must be present at the Meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a "quorum."

Consequences of Not Returning Your Proxy; Broker Non-Votes

     If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

     .    vote your shares on routine matters, or

     .    leave your shares unvoted.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a "broker non-vote."

     Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

     We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Meeting.

Effect Of Abstentions

     Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

     Assuming a quorum is present, the two nominees receiving the highest number of yes votes will be elected as directors. The ratification of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Vote Solicitation; No Use Of Outside Solicitors

     RITA Medical Systems, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials. We have not retained the services of a proxy solicitor.

Voting Procedures

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by Brooke Campbell of Venture Law Group, our legal counsel, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.

     The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR each of the director nominees, FOR the other proposal discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

     We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication Of Voting Results

     We will announce preliminary voting results at the Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2002, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (650) 314-3400 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

     We do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Barry Cheskin and Donald Stewart to vote on such matters at their discretion.

Proposals For 2003 Annual Meeting

     To have your proposal included in our proxy statement for the 2003 Annual Meeting, you must submit your proposal before December 28, 2002 to Donald Stewart c/o RITA Medical Systems, Inc., 967 N. Shoreline Blvd., Mountain View, California 94043.

     If you submit a proposal for the 2003 Annual Meeting between January 30, 2003 and March 1, 2003, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2003 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Our Certificate of Incorporation requires that the Board of Directors is divided into three classes, with staggered three-year terms. The Class II directors whose terms expire at the Annual Meeting are Gordon Russell and John Gilbert; the Class III directors whose terms expire at the Company's 2003 Annual Meeting of Stockholders are Vincent Bucci, Barry Cheskin and F. Thomas (Jay) Watkins; and the Class I directors, whose terms expire at the 2004 Annual Meeting of Stockholders are Scott Halsted and Janet Effland. You only elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year terms. The Class II directors are nominees for re-election at the Annual Meeting. Each nominee has consented to serve an additional three-year term.

Vote Required

     If a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees named held. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed above are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

     The names of the nominees, their ages as of April 15, 2002 and certain other information about them are set forth below:

Name of Nominee              Age      Principal Occupation                 Director Since
---------------              ---      --------------------                 --------------
John Gilbert (2) ..........   65      Retired Vice Chairman of Keravision,    May 2000
                                        Inc. and Vice President of Sales
                                        at Ethicon, Inc.
Gordon Russell (1)(2) .....   69      Retired General Partner at             August 1994
                                        Sequoia Capital

_____________
(1)  Member of the compensation committee
(2)  Member of the audit committee

         John Gilbert has served as a member of our Board since May 2000. From 1992 to July 1999 he served as Vice Chairman of Keravision, Inc., a medical device company. Prior to that, Mr. Gilbert retired from Johnson & Johnson in 1992 after 30 years where he served as Vice President of Sales at Ethicon, Inc., Vice President of Johnson & Johnson International and Vice Chairman of Iolab Corporation. Mr. Gilbert is also a director of STAAR Surgical Company. Mr. Gilbert holds a B.S. from Texas A&M University.

         Gordon Russell has served as a member of our Board since August 1994. From 1979 to January 2000, he held the position of General Partner at Sequoia Capital, a venture capital firm, specializing in high technology and healthcare. Mr. Russell is also a director of Fusion Medical, Inc. and various private companies. He holds an A.B. from Dartmouth College.


         The names of the Class I and Class III directors, their ages as of April 15, 2002 and certain other information about them are set forth below:

Name of Nominee                Age      Principal Occupation                           Director Since
---------------                ---      --------------------                           --------------
Vincent Bucci (1)(2) ......     48      President, Health Policy Associates, Inc.        March 1999
Barry Cheskin .............     41      Chief Executive Officer and President of          May 1997
                                          RITA Medical Systems, Inc.
Janet Effland .............     53      General Partner at Apax Partners                October 1999
Scott Halsted (1) .........     42      General Partner and Principal at Morgan           May 1998
                                          Stanley, Dean Witter Venture Partners
F. Thomas (Jay) Watkins ...     49      Independent Advisor to Healthcare               April 2002
                                          Companies

_____________
(1)  Member of the compensation committee
(2)  Member of the audit committee

         Vincent Bucci has served as a member of our Board since March 1999. Mr. Bucci holds the position of President of Health Policy Associates, Inc., a consulting company, since 1992. Mr. Bucci holds a B.A. from Bates College and a J.D. in Public Law and an M.A. in Government, both from Georgetown University.

         Barry Cheskin has served as our President and Chief Executive Officer and has been a member of our Board since May 1997. Prior to joining us, he held various positions at Datascope Corp, a medical device company. He was President, Collagen Products Division and Corporate Vice President from May 1994 to April 1997, General Manager, Vasoseal/Bioplex Division from November 1992 to May 1994, and Director, Corporate Business Development from April 1992 to November 1992. Mr. Cheskin holds a B.S. in Mechanical Engineering from Massachusetts Institute of Technology, an M.S. in Mechanical Engineering from Stanford University, and an M.B.A. from Columbia University.

         Janet Effland has served as a member of our Board since October 1999. She has held the position of General Partner of Apax Partners, a venture capital firm, since April 1988. Ms. Effland is also a director of various private companies. Ms. Effland holds a B.S. and a J.D. from Arizona State University, and she attended Harvard Business School's Program for Management Development.

         Scott Halsted has served as a member of our Board since May 1998. He has held the positions of General Partner and Principal of Morgan Stanley Dean Witter Venture Partners, a venture capital firm, since February 1997 and prior to that he was Vice President from January 1992 to January 1997. Mr. Halsted is also a director of Intuitive Surgical, Inc. and various private companies. Mr. Halsted holds an A.B. and a B.S. in Biomechanical Engineering from Dartmouth College and an M.M. from the Kellogg Graduate School of Management at Northwestern University.

     F. Thomas (Jay) Watkins has served as a member of our Board since April 2002. Mr. Watkins is currently an independent advisor to healthcare companies. Prior to that, he was a Vice President of Guidant Corporation, a cardiovascular medical products company, from 1995 to March 2002 where he served in various positions. He was President of Compass, Guidant's corporate business development and new ventures organization, from March 1995 to March 2002, President, Cardiac & Vascular Surgery Group from January 1999 to November 2000 and President, Minimally Invasive Systems Group from 1996 to December 1999. Prior to that, in 1989, Mr. Watkins co-founded Origin Medsystems, Inc., a developer of orthopedic surgical devices and specialty endoscopic equipment, and served as its President from 1989 to 1991. Origin Medsystems, Inc. was acquired by Eli Lilly & Company in 1992. Mr. Watkins holds a B.A. from Stanford University and an M.B.A. from Harvard University.

     There are no family relationships among any of the directors or executive officers of the Company.

Meetings And Committees Of The Board Of Directors

     During the last fiscal year (the period from December 31, 2000 through December 31, 2001), the Board met eight times. Each director attended at least 75% of all Board and applicable committee meetings during this time with the exception of director Gordon Russell, who attended three of the eight meetings of the entire Board. The Board has a Compensation Committee and an Audit Committee.

     Vincent Bucci, Scott Halsted and Gordon Russell are members of the Compensation Committee. The Compensation Committee held two meetings during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 2000 Stock Plan, 2000 Employee Stock Purchase Plan and our 2000 Directors' Stock Option Plan.

     Vincent Bucci, John Gilbert and Gordon Russell are members of the Audit Committee. The Audit Committee held four meetings during the last fiscal year. The functions of the Audit Committee are to recommend the engagement of the independent public accountants, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and its system of internal accounting controls. The Audit Committee has a written charter, which was attached as Appendix A to last year's proxy statement.

Director Compensation

     Nonemployee directors are not compensated for Board meetings attended but are reimbursed for reasonable and customary travel expenses.

     All nonemployee directors are eligible to participate in the 2000 Directors' Stock Option Plan. Employee directors and nonemployee directors are eligible to participate in the 2000 Stock Plan. Employee directors are eligible to participate in the 2000 Employee Stock Purchase Plan. Under the 2000 Directors' Plan, when a nonemployee director first becomes a director, he or she receives a nonstatutory stock option to purchase 25,000 shares of the Company's common stock. This option shall vest at a rate of 1/48 of the total number of shares subject to such option per month. Thereafter, on the date of each annual meeting of the Company's stockholders, each director who has been a member for at least six months will be granted a nonstatutory stock option to purchase 10,000 shares of the Company's common stock. These options shall vest at a rate of 100% of the total number of shares subject to such option on the one-year anniversary of the grant date. Therefore, on the date of the Annual Meeting each of the Company's nonemployee directors, with the exception of F. Thomas (Jay) Watkins who has not yet been a member of the Board for six months, will be granted an option to purchase 10,000 shares of the Company's common stock. On April 15, 2002, F. Thomas (Jay) Watkins was granted an option to purchase 25,000 shares of the Company's common stock under the 2000 Directors' Plan and an additional option to purchase 25,000 shares of the Company's common stock under the 2000 Stock Plan which shall vest at a rate of 1/24 of the total number of shares subject to the option per month. All options granted under the Directors' Plan are for a ten-year term and shall be adjusted to reflect any stock splits, stock dividends, combinations or similar transactions. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date the option was granted. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within 6 months after termination by death or disability, or (3) within 3 months after the individual's term as director ends.

     Employee directors receive no additional compensation for serving on the Board of Directors.

Recommendation of the Board:

                 THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. 1

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants. PricewaterhouseCoopers LLP has served as our independent accountants since 1994. In the event that ratification of this selection of accountants is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information known to the Company with respect to the beneficial ownership of the Company's common stock, as to (i) each person who is known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers (as defined hereafter), and (iv) all directors and executive officers as a group. The information set forth below is as of February 28, 2002.

                                                                    Amount and
5% Stockholders, Directors, Named Executive Officers                Nature of              Percent of
and Directors and Executive Officers as                             Beneficial         Common Stock (1)(2)
a Group                                                            Ownership (1)
--------------------------------------------------------------------------------------------------------------
Entities Affiliated with Apax Partners (3)                           1,963,635                 13.4%
   2100 Geng Road, Suite 150
   Palo Alto, CA 94303

Entities Affiliated with The Vertical Group, L.P. (4)                1,804,600                 12.3%
   25 DeForest Avenue
   Summit, NJ 07901

Entities Affiliated with Morgan Stanley Venture Partners (5)         1,636,362                 11.2%
   3000 Sand Hill Road
   Building 4, Suite 250
   Menlo Park, CA 94025

Janet Effland (3)                                                    1,963,635                 13.4%
Scott Halsted (5)                                                    1,636,362                 11.2%
Barry Cheskin (6)                                                      729,894                  4.9%
Daniel Balbierz (7)                                                    146,984                  1.0%
Donald Stewart (8)                                                      77,900                     *
Gordon Russell (9)                                                      97,375                     *
David Martin (10)                                                       96,335                     *
Ronald Steckel (11)                                                     77,680                     *
Vincent Bucci (12)                                                      32,125                     *
John Gilbert (13)                                                       11,978                     *
Trent Reutiman (14)                                                     19,936                     *
All directors and executive officers as a group                      5,011,460                 32.3%
   (15 persons)(15)

________________
*Less than 1%

(1) The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after February 28, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership calculations for 5% stockholders are based on publicly filed 13D's or 13G's, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2001.

(3) Includes 1,607,489 shares, 336,623 shares and 19,523 shares held by APA Excelsior V, L.P., The P/A Fund III, L.P. and Patricof Private Investment Club II, L.P., respectively. Janet Effland, a director of RITA, is a General Partner of Apax Partners. Ms. Effland disclaims beneficial ownership of the shares held by these entities except to the extent of her proportional interest in the entities.

(4) Includes 1,470,493 shares and 334,107 shares owned by the Vertical Fund I, L.P. and the Vertical Fund II, L.P., respectively.

(5) Includes 1,435,988 shares, 137,874 shares and 62,500 shares held by Morgan Stanley Venture Partners III, L.P., Morgan Stanley Ventures Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., respectively. Scott Halsted, a director of RITA, is a general partner of Morgan Stanley Dean Witter Venture Partners. Mr. Halsted disclaims beneficial ownership of the shares held by these entities except to the extent of his proportional interest in the entities.

(6) Includes 380,397 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002.

(7) Includes 113,637 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002.

(8) Includes 37,500 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002.

(9) Includes 15,156 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002. Also includes 82,219 shares held by The Gordon Russell Trust, of which Mr. Russell is trustee. Mr. Russell disclaims beneficial ownership of the shares held by this entity except to the extent of his proportional interest in the entity. Excludes shares held by entities affiliated with Sequoia Capital, of which Mr. Russell is a former general partner. Mr. Russell disclaims beneficial ownership of such shares except to the extent of his proportional interest in these entities.

(10) Includes 66,656 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002 and 25,000 shares issuable upon exercise of warrants exercisable within 60 days of February 28, 2002.

(11) Includes 71,335 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002.

(12) Includes 15,001 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002.

(13) Includes 11,978 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002.

(14) Includes 19,936 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002.

(15) Includes 839,191 shares issuable upon exercise of options exercisable within 60 days of February 28, 2002 and 25,000 shares issuable upon exercise of warrants exercisable within 60 days of February 28, 2002.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows the compensation paid by the Company for services rendered during the Company's three preceding fiscal years to (a) the individual who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 2001, (b) the four other most highly compensated individuals who served as executive officers of the Company during the fiscal year ended December 31, 2001 (the "Named Executive Officers") and (c) a former executive officer whose compensation would otherwise have resulted in his being included as a Named Executive Officer.

                           Summary Compensation Table

                                                                                                 Long-Term           All Other
                                                       Annual Compensation                      Compensation        Compensation
                                         ------------------------------------------------    --------------------    ------------
                                                                             Other          Restricted   Securities
                                                                             Annual            Stock     Underlying
                                Fiscal        Salary        Bonus         Compensation         Awards      Options
Name and Principal Position      Year         ($)(1)         ($)              ($)              ($)(2)        (#)
---------------------------      ----    ---------------  ----------     ----------------  -------------- ----------
Barry Cheskin                    2001       $ 255,000     $ 25,500   (3)  $ 34,674  (9)           -         160,000   $     -
President, Chief Executive       2000         228,000       76,380   (4)    77,569  (10)     49,500  (15)    68,982         -
 Officer and Director            1999         217,000            -          51,000  (11)          -          63,079    26,075  (16)

Trent Reutiman                   2001          91,250      121,838   (5)     6,000  (12)          -          76,000
Vice President, U.S. Sales       2000               -            -               -                -               -
                                 1999               -            -               -                -               -

Daniel Balbierz                  2001         184,993       27,600   (3)     6,548  (13)          -          14,250
Vice President, Research         2000         171,180       42,850   (4)     6,539  (13)     12,624  (15)    33,000
 and Development                 1999         161,250            -               -                -               -

Ronald Steckel                   2001         185,000       27,600   (3)     5,770  (13)          -          29,250
Senior Vice President,           2000         165,300       41,375   (4)     5,762  (13)     11,124  (15)    33,000
 Operations                      1999         155,625       10,000   (6)         -                -               -

Donald Stewart                   2001         131,042       17,100   (3)                          -                    35,000  (17)
Chief Financial Officer and      2000               -            -               -                -               -
 Vice President, Finance         1999               -            -               -                -               -
 and Administration

David Martin                     2001         256,582      101,774   (7)     8,400  (14)          -          36,280    29,167  (18)
Former Vice President,           2000         131,260       97,454   (8)         -                -         180,000         -
 Global Sales                    1999               -            -               -                -               -

(1)  Includes amounts deferred under our 401(k) plan.
(2) The value of the restricted stock awards, based on the December 31, 2001 closing price of $6.67 were as follows:

          . Barry Cheskin's 49,500 shares of common stock have an aggregate value of $330,165.

          . Daniel Balbierz's 12,624 shares of common stock have an aggregate value of $84,202.

          . Ronald Steckel's 11,124 shares of common stock have an aggregate value of $74,197.

(3)  These bonuses were earned in 2001 and paid in 2002.
(4)  These bonuses were earned in 2000 and paid in 2001.

(5) Mr. Reutiman earned $121,838 in sales commissions in 2001. Of this amount, $102,379 was earned and paid in 2001 and $19,459 was accrued in 2001 and paid in 2002.

(6) Mr. Steckel received a $30,000 signing bonus of which $10,000 was earned in 1999.

(7) Mr. Martin earned $76,774 in sales commissions in 2001. Of this amount, $57,315 was earned and paid in 2001 and $19,459 was accrued in 2001 and paid in 2002. Also, he earned and was paid $25,000 in 2001 relating to his signing bonus (see footnote 8 below).

(8) Mr. Martin received a $50,000 signing bonus of which $25,000 was earned and paid in 2000. Mr. Martin also earned $72,454 in commissions on sales in 2000 of which $35,646 was paid in 2000.

(9) Mr. Cheskin received a $9,000 auto allowance and $25,674 in forgiven principal and interest for 2001 on the notes described in footnote (15) below.

(10) Mr. Cheskin received a $42,000 housing allowance, which terminated December 31, 2000, a $9,000 auto allowance, $928 in relocation reimbursements and $25,641 in forgiven principal and interest for 2000 on the notes described in footnote (15) below.

(11) Mr. Cheskin received a $42,000 housing allowance and a $9,000 auto allowance. In lieu of his 1999 cash bonus, the board of directors allowed Mr. Cheskin to receive his housing allowance through December 31, 2000.

(12) Mr. Reutiman received a $6,000 car allowance in 2001.

(13) These amounts represent forgiven principal and interest on the notes described in footnote (15) below.

(14) Mr. Martin received an $8,400 car allowance in 2001.

(15) The figures shown represent restricted common stock purchased for $1.67 per share. Consideration for the shares was provided by each officers in the form of a full recourse note bearing an interest rate of 8% compounded semi-annually. No dividends have been paid on these shares and it is not anticipated that any dividends will be paid in the future. Our right to repurchase these shares will lapse with respect to one quarter of the shares on each January 1 from 2001 through 2004, barring earlier termination of employment. One quarter of each officer's note plus accrued interest will be forgiven on each January 1 from 2001 through 2004, provided that the officers are still employed by us. The per share market value of the common stock was $6.67 on December 31, 2001.

(16) Mr. Cheskin received $26,075 in relocation reimbursement in 1999.

(17) The Company has accrued $35,000 in relocation expenses for Mr. Stewart, but he has not yet incurred any relocation charges for reimbursement.

(18) The Company has accrued $29,167 in severance expenses related to Mr. Martin's termination.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information with respect to stock options granted to Named Executive Officers in the last fiscal year out of our 2000 Stock Plan. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

                                           Individual Grants (1)
                   ---------------------------------------------------------------------
                                                                                          Potential Realizable Value
                         Number of                                                        at Assumed Annual Rates of
                         Securities       Percent of Total                                 Stock Price Appreciation
                         Underlying      Options Granted to     Exercise                      for Option Term (2)
                                                                                          --------------------------
                          Options        Employees in Fiscal    Price       Expiration        5%            10%
        Name              Granted         Year 2001 (3)        ($/sh)(4)       Date       --------------------------
------------------ -------------------- --------------------- ------------ --------------
Barry Cheskin           160,000   (5)         11.25%              $6.56       1/25/2011   $660,339     $1,673,430
Trent Reutiman           15,000   (5)          1.05%              $6.56       1/25/2011     61,907        156,884
                          1,000   (5)          0.07%              $4.73       4/24/2011      2,975          7,538
                         60,000   (5)          4.22%              $3.10      10/26/2011    116,974        296,436
Daniel Balbierz          14,250   (5)          1.00%              $6.56       1/25/2011     58,811        149,040
Ronald Steckel           29,250   (5)          2.06%              $6.56       1/25/2011    120,718        305,924
Donald Stewart          150,000   (5)         10.54%              $4.73       4/24/2011    446,201      1,130,760
David Martin             11,280(5)(6)           .79%              $6.56       1/25/2011     46,554        117,977

(1) No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. The options have a 10-year term, but are subject to earlier termination in connection with termination of employment.

(2) The potential realizable value illustrates the value that might be realized upon the exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price on the date of grant through the option term, less the exercise price. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionees' continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3) The Company granted 1,422,680 options to purchase common stock to employees in the last fiscal year.

(4) The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(5) Options vest at the rate of 12.5% on the six month anniversary of the vesting commencement date and 2.0833% each month thereafter.

(6) Of this amount 8,695 options to purchase common stock were no longer exercisable as of December 31, 2001.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2001. In addition, the table sets forth the number of shares covered by stock options as of the fiscal year ended December 31, 2001, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year ended December 31, 2001.

                                                     Number of Securities          Value of Unexercised In-the-
                      Shares                        Underlying Unexercised              Money Options at
                    Acquired on       Value        Options at 12/31/2001 (1)          December 31, 2001 (2)
                                                -------------------------------    --------------------------
       Name          Exercise       Realized     Exercisable     Unexercisable     Exercisable    Unexercisable
-----------------  -------------   ----------   -------------   ---------------   -------------  ---------------
Barry Cheskin              -               -        367,064         120,000         $1,907,130       $ 12,900
Trent Reutiman             -               -          9,853          81,147             21,546        246,257
Daniel Balbierz            -               -        100,763          35,737            553,165        141,525
Ronald Steckel        40,000         128,800         53,699          51,891            253,341        147,652
Donald Stewart             -               -         25,000         125,000             48,500        242,500
David Martin          10,000          28,383         71,335               -            344,257              -

(1)  No stock appreciation rights (SARs) were outstanding during fiscal 2001.

(2) Based on the $6.67 per share closing price of the Company's common stock on The Nasdaq Stock Market on December 31, 2001, less the exercise price of the options.

Certain Relationships and Related Party Transactions

Employment Agreements

     We have entered into employment agreements with the executive officers set forth below, which provide for the payment of severance or the acceleration of unvested stock, options and warrants in certain circumstances.

     Barry Cheskin. Mr. Cheskin's agreement provides that in the event Mr. Cheskin's employment with us is involuntarily terminated without cause, which would include constructive termination, all unvested shares held by Mr. Cheskin will immediately vest and Mr. Cheskin will receive monthly severance payments, equal to 1/12 of his annual base salary until the earlier of (i) twelve months after his termination date or (ii) such time as he commences full-time employment at another company. In addition, in the event of a change in control of the company, immediately upon consummation of the transaction, seventy five percent (75%) of any unvested shares held by Mr. Cheskin granted prior to the Company's initial public offering will immediately vest.

     Ronald Steckel. Mr. Steckel's agreement provides that if we terminate his employment without cause, he will receive continued payment of his base salary for the earlier of (i) six months after his termination date or (ii) such time as he commences full-time employment with another company.

Change of Control Agreements

     In addition, we have entered into change of control agreements with our officers that provide the following benefits upon the sale or merger of RITA. In the event that we consummate a change of control transaction, 50 percent of any unvested options held by our officers shall become fully vested and immediately exercisable and repurchase rights retained by us with respect to 50 percent of the restricted stock held by our officers shall immediately lapse. In addition, on each one month anniversary following the effective date of a change of control transaction, 1/12th of the remaining unvested options held by our officers shall become fully vested and immediately exercisable and repurchase rights retained by us with respect to 1/12th of any remaining restricted stock held by our officers shall immediately lapse.

     If the officer is involuntarily terminated within twelve (12) months of the change of control transaction, all unvested options held by our officers shall become fully vested and immediately exercisable and all repurchase rights retained by us with respect to the restricted stock held by our officers shall immediately lapse. If the officer voluntarily resigns or is terminated for cause after the change of control, then the officer is not entitled to any acceleration of the vesting of options or lapse of repurchase rights with respect to restricted stock.

Separation Agreements

     We entered into a separation agreement with David Martin on November 5, 2001. Pursuant to this agreement, in consideration for the release of all claims against the Company, the Company agreed to pay Mr. Martin continued salary for two months and agreed to pay up to two additional months of salary and issue Mr. Martin a warrant to purchase 25,000 shares of common stock if certain goals were achieved. In addition, the Company agreed to allow the vacation accrual and vesting of Mr. Martin's options to purchase shares of common stock granted to him, to continue through December 31, 2001.

     We entered into a separation agreement with Russell Johnson on June 29, 2001. Pursuant to this agreement, in consideration for the release of all claims against the Company, the Company agreed to pay Mr. Johnson continued salary for two and one half months. In addition, the Company agreed to allow the vacation accrual and vesting of Mr. Johnson's options to purchase shares of common stock granted to him, to continue through September 14, 2001.

Indemnification of Directors and Executive Officers

     We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against a number of liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

Other Relationships

     Vincent Bucci, a member of our Board of Directors, is the President of Health Policy Associates, Inc. In 2001, Health Associates, Inc. provided consulting services to us in a variety of areas related to U.S. Food and Drug Administration regulations including clinical studies, regulatory affairs and quality assurance. While these services are provided to us on an as-needed basis, yearly invoicing is estimated to total approximately $100,000.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to the Company's executive officers during the fiscal year that ended December 31, 2001. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under our 2000 Stock Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

     Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon our performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

     The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

     The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

     Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as revenue growth and earnings.

Long Term Incentive Compensation

     We have utilized our stock option plans to provide executives and other key employees with incentives to maximize long term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual's position, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

     Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four year period, contingent upon the executive officer's continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of the common stock appreciates over the option term.

Compensation of the Chief Executive Officer

     Barry Cheskin has served as the Company's President and Chief Executive Officer since May 1997. His base salary for the fiscal year ended December 31, 2001 was $255,000.

     The factors discussed above in "Base Salaries," "Cash-Based Incentive Compensation" and "Long Term Incentive Compensation" were also applied in establishing the amount of Mr. Cheskin's salary and stock option grant. Significant factors in establishing Mr. Cheskin's compensation were the achievement of the Company's revenue goals, the development and implementation of clinical initiatives designed to demonstrate applicability of our technology to new organs, the commercial launch of our StarBurst XLi family of disposable devices, the launch of a patient information website and the expansion of our direct domestic sales organization and our international distribution network.

Deductibility of Executive Compensation

     The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to
Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted under the 2000 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the committee believes that
Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

     The Compensation Committee of the Board of Directors of RITA Medical Systems, Inc.:

                                   Vincent Bucci

                                   Scott Halsted

                                   Gordon Russell

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors currently consists of Vincent Bucci, Scott Halsted and Gordon Russell. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the RITA Board of Directors is composed of two independent directors and one additional director and operates under a written charter adopted by the Board of Directors in May 2000. The members of the Audit Committee are Vincent Bucci, John Gilbert and Gordon Russell. Mr. Gilbert and Mr. Russell are independent as defined by the Nasdaq Marketplace Rules. Mr. Bucci is President of Health Policy Associates, Inc., a regulatory consulting firm that provides consulting services to the Company. The Company has determined that Mr. Bucci's membership on the Audit Committee is in the Company's and its stockholders best interests due to Mr. Bucci's extensive experience reviewing and evaluating the financial statements of both public and private healthcare companies.

     The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company's independent accountants. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

     The Audit Committee held four meetings during the fiscal year 2001. The Audit Committee had a year end meeting in January 2002 with management and our independent public accountants, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2001 with management and the independent accountants.

     The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

     The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from RITA.

     Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     The Audit Committee of the Board of Directors of RITA Medical Systems,
Inc.:

                                  Vincent Bucci

                                   John Gilbert

                                  Gordon Russell

            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

     During the fiscal year ended December 31, 2001, and during 2002 for the Audit Fees, PricewaterhouseCoopers LLP, our independent auditor and principal accountant, billed the fees set forth below.

Audit Fees .................................................................................  $   127,750
Financial Information System Design and Implementation Fees ................................  $         0
All Other Fees (tax preparation and consulting) ............................................  $    31,524

                             STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return data for the Company's stock since July 27, 2000 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) the Nasdaq National Market Composite Index and (ii) the JP Morgan H & Q Healthcare-- Excluding Biotechnology Index. The graph assumes that $100 was invested on July 27, 2000, the date on which the Company completed the initial public offering of its common stock, in the common stock of the Company and in each of the comparative indexes. The graph further assumes that such amount was initially invested in the common stock of the Company at a per share price of $12.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 COMPARISON OF 17 MONTH CUMULATIVE TOTAL RETURN*
     AMONG RITA MEDICAL SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
        AND THE JP MORGAN H & Q HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX

                                     [GRAPH]

          . $100 Invested on 7/27/00 in stock or index-including reinvestment of dividends.
          Fiscal year ending December 31.

                       RITA MEDICAL SYSTEMS, INC. DELAWARE

                                                                        Cumulative Total Return
                                            ------------------------------------------------------------------------------
                                             7/27/00      9/00       12/00       3/01       6/01       9/01       12/01
                                            ----------  ---------  ----------  ---------  ---------- ----------  ---------
RITA Medical Systems, Inc .................   100.00       92.97      70.83       29.69       40.08     23.75       55.58
The Nasdaq National Market Composite ......   100.00       95.27      63.79       47.62       56.12     38.94       50.62
JP Morgan H & Q Healthcare Excluding
   Biotechnology ..........................   100.00      109.12     119.24      107.05      114.70    114.92      117.62

Section 16 Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, "Reporting Persons") to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during its fiscal year ended December 31, 2001, all Reporting Persons complied with all applicable filing requirements with the exception of the following: Eric Mueninghoff inadvertently failed to timely file a Form 3 initial statement of beneficial ownership with the SEC with respect to 13,186 shares of common stock held and options to purchase common stock granted to him on October 7, 1997, August 28, 1997, September 1, 1998, January 1, 2000, May 1, 2000, January 1, 2001 and February 1, 2001. On April 10, 2001, Mr. Mueninghoff filed the Form 3 initial statement of beneficial ownership with the SEC reporting this common stock and options held.

Other Matters

     The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                             By Order of the Board of Directors,




                             /s/ Donald Stewart
                             -----------------------------------
                             Donald Stewart, Chief Financial
                             Officer and Vice President,
                             Finance and Administration

Mountain View, California
May 3, 2002

                           RITA MEDICAL SYSTEMS, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Barry Cheskin and Donald Stewart, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of RITA Medical Systems, Inc. (the "Company") to be held at Venture Law Group located at 2775 Sand Hill Road, Menlo Park, CA 94025 at 9:00 a.m. local time, on Thursday, May 30, 2002, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Annual Meeting in the manner set forth below. The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1.    ELECTION OF DIRECTORS:
      Nominees:                  John Gilbert                   Gordon Russell
[_]   FOR all nominees listed above (unless name of nominee is crossed out).        [_] WITHHOLD AUTHORITY


2.    RATIFICATION of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002.

                                       [_] FOR       [_] AGAINST       [_] ABSTAIN

3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.
(continued and to be signed on reverse side)

(continued from other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1) AND FOR PROPOSAL (2) AS DESCRIBED HEREIN, AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 3.

                                Receipt is hereby acknowledged of
                                the Notice of Meeting and Proxy
                                Statement dated May 3, 2002, as
                                well as a copy of the Company's
                                Annual Report for the fiscal year
                                ended December 31, 2001.

                                Dated: ____________________, 2002


                                _________________________________


                                _________________________________
                                (signature of stockholder)


                                Please sign your name exactly as it
                                appears hereon. When signing as
                                attorney, executor, administrator,
                                trustee or guardian, please give
                                title. Each joint owner is requested
                                to sign. If a corporation,
                                partnership or other entity, please
                                sign by an authorized officer or
                                partner.


Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.